SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) July 27, 2006

SOMERSET HILLS BANCORP
(Exact name of registrant as specified in its charter)

New Jersey	000-50055	22-3768777
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

155 Morristown Road Bernardsville, New Jersey		07924
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (908) 221-0100

Item 2.02.   Results of Operations and Financial Condition.

     The information in this section, including the information contained in the press release included as Exhibit 99.1 hereto, is being furnished pursuant to this Item 2.02 and shall not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. In addition, this information shall not be deemed to be incorporated by reference into any of the Registrant’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

     On July 25, 2006, the Registrant issued a press release announcing its operating results for the three and six months ended June 30, 2006. A copy of the July 25, 2006 press release is included as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Description

99.1	Press Release dated July 25, 2006 regarding the Registrant’s operating results for the three and six months ended June 30, 2006.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Somerset Hills Bancorp, has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOMERSET HILLS BANCORP
(Registrant)

Dated: July 27, 2006	By:	/s/ Gerard Riker
GERARD RIKER Vice President and Chief Financial Officer

EXHIBIT INDEX

CURRENT REPORT ON FORM 8-K

Exhibit No.	Description	Page No.

99	Press Release dated July 25, 2006 announcing the Registrant’s operating results for the three and six months ended June 30, 2006.	5